NSAR
question 77-J













Distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

In order to present undistributed net investment income and accumulated capital gains
(losses) on the

statement of assets and liabilities that more closely represent the tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2001,


the
adjustments
were as
follows:















P
a
i
d
-
i
n

C
a
p
i
t
a
l

U
n
d
i
s
t
r
i
b
u
t
e
d

A
c
c
u
m
u
l
a
t
e
d


I
n

e
x
c
e
s
s

o
f

N
e
t

I
n
v
e
s
t
m
e
n
t

N
e
t

R
e
a
l
i
z
e
d


P
a
r

I
n
c
o
m
e

G
a
i
n

(
L
o
s
s
)







Conservative
Balanced
Portfolio (b)(c)

-
-
-
-

8
4
,
6
7
0

(
8
4
,
6
7
0
)
Diversified
Bond Portfolio
(a)

-
-
-
-

(
3
2
9
,
5
6
1
)

3
2
9
,
5
6
1
Diversified
Conservative
Growth
Portfolio (a)(c)

-
-
-
-

2
6
3
,
3
7
7

(
2
6
3
,
3
7
7
)
Equity
Portfolio (a)

-
-
-
-

(
8
4
1
)

8
4
1
Flexible
Managed
Portfolio (b)(c)

-
-
-
-

(
3
0
5
,
3
8
9
)

3
0
5
,
3
8
9
Global
Portfolio (a)

-
-
-
-

1
,
9
9
4
,
8
0
8

(
1
,
9
9
4
,
8
0
8
)
Government
Income
Portfolio (c)

-
-
-
-

3
6
2
,
9
2
9

(
3
6
2
,
9
2
9
)
High Yield
Bond Portfolio

-
-
-
-

-
-
-
-

-
-
-
-
Money Market
Portfolio

-
-
-
-

-
-
-
-

-
-
-
-
Natural
Resources
Portfolio (a)(b)

-
-
-
-

(
2
0
,
5
0
2
)

2
0
,
5
0
2
Prudential
Jennison
Portfolio


-
-
-
-

-
-
-
-

-
-
-
-
Small
Capitalization
Stock Portfolio

-
-
-
-

-
-
-
-

-
-
-
-

SP Aggressive Growth
Asset Allocation Portfolio
(e)
(
3
3
)

3
3

-
-
-
-
SP AIM
Aggressive
Growth
Portfolio (d) (f)

(
3
4
,
7
2
1
)

3
4
,
7
2
1

-
-
-
-
SP AIM
Growth and
Income
Portfolio (d) (f)

(
1
,
6
1
9
)

1
,
6
1
9

-
-
-
-
SP Alliance
Large Cap
Growth
Portfolio (d)
(e) (f)

(
1
5
,
7
0
0
)

1
5
,
7
0
0

-
-
-
-
SP Alliance
Technology
Portfolio (d) (f)

(
4
0
,
2
1
4
)

4
0
,
2
1
4

-
-
-
-
SP Balanced
Asset
Allocation
Portfolio

-
-
-
-

3
3
8

(
3
3
8
)
SP
Conservative
Asset
Allocation
Portfolio

-
-
-
-

-
-
-
-

-
-
-
-
SP Davis
Value Portfolio
(d)

(
9
,
5
8
5
)

9
,
5
8
5

-
-
-
-
SP Deutsche
International
Equity
Portfolio (a)
(d) (e)

(
5
7
,
8
1
7
)

(
6
4
,
4
4
7
)

1
2
2
,
2
6
4
SP Growth
Asset
Allocation
Portfolio (d)

(
1
2
7
)

1
2
7

-
-
-
-
SP INVESCO Small
Company Growth Portfolio
(d) (f)
(
1
8
,
7
9
4
)

1
8
,
7
9
4

-
-
-
-
SP Jennison
International
Portfolio(a) (d)
(f)

(
3
5
,
4
3
7
)

(
3
7
,
0
7
2
)

7
2
,
5
0
9
SP Large Cap
Value Portfolio
(a) (d) (e)

(
1
0
,
3
1
9
)

1
0
,
3
1
2

7
SP MFS
Capital
Opportunities
Portfolio (a)
(d) (e)

(
1
,
5
8
0
)

9
,
5
1
0

(
7
,
9
3
0
)
SP MFS Mid
Cap Growth
Portfolio (d) (f)

(
2
,
5
3
6
)

1
9
,
2
7
7

(
1
6
,
7
4
1
)
SP PIMCO
High Yield
Portfolio (a)(d)

(
5
,
9
9
8
)

5
,
6
4
8

3
5
0
SP PIMCO
Total Return
Portfolio (a)
(c) (d)

(
9
,
6
8
7
)

1
6
1
,
4
3
8

(
1
5
1
,
7
5
1
)
SP Prudential U.S.
Emerging Growth
Portfolio (d) (f)
(
5
5
,
9
8
5
)

5
5
,
9
8
5

-
-
-
-
SP Small/Mid
Cap Value
Portfolio (a)
(d)

(
4
,
4
4
1
)

4
,
3
8
7

2
4
SP Strategic Partners
Focused Growth Portfolio
(d) (e) (f)
(
1
6
,
8
7
5
)

1
6
,
8
7
5

-
-
-
-
Stock Index
Portfolio

-
-
-
-

-
-
-
-

-
-
-
-
Value Portfolio
(a)

-
-
-
-

(
1
,
5
2
0
)

1
,
5
2
0
Zero Coupon
Bond 2005
Portfolio

-
-
-
-

-
-
-
-

-
-
-
-
20/20 Focus
Portfolio

-
-
-
-

-
-
-
-

-
-
-
-







(a) Reclassification of net
foreign currency gain
(loss).





(b)
Reclassificatio
n of litigation
award.






(c)
Reclassificatio
n of paydown
losses.






(d) Reclassification of non-deductible expenses.

Net investment income, net realized gains and net assets were not affected by these reclassifications.

(e) Reclassification of overdistribution of net investment income.

(f) Reclassification of tax operating loss.